Exhibit 99.1 Second Quarter 2021 Earnings Call August 5, 2021Exhibit 99.1 Second Quarter 2021 Earnings Call August 5, 2021

Presenters



Jeff Householder
President & CEO



Beth Cooper
Executive Vice President,
CFO and Asst. Secretary



Jim Moriarty
Executive Vice President,
General Counsel , Corporate
Secretary and Chief Policy
and Risk Officer

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Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward- looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other subsequent SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. 3

Second Quarter 2021 Financial Performance Continued Profitable Growth Driving Results Expansion projects, customer Increased customer Acquisitions (Elkton and growth, and pipeline replacements consumption increased Western Natural Gas) added generated $3.0 million in additional gross margin by $2.0 million $1.1 million in incremental for Q2 gross margin for Q2 gross margin for Q2 Second quarter 2021 earnings per share from continuing operations was $0.78, an increase of $0.14 or 21.9% compared to $0.64 for the second quarter of 2020. Year-to-date 2021 earnings per share from continuing operations was $2.75, an increase of $0.34 or 14.1% compared to $2.41 for year-to-date 2020. Hurricane Michael Reduction in $1.5 million Margin from Aspire Energy regulatory proceeding of expenses associated added $0.7 million gross resulted in $3.1 million with COVID-19 pandemic margin for Q2 in gross margin for Q2 for Q2 4Second Quarter 2021 Financial Performance Continued Profitable Growth Driving Results Expansion projects, customer Increased customer Acquisitions (Elkton and growth, and pipeline replacements consumption increased Western Natural Gas) added generated $3.0 million in additional gross margin by $2.0 million $1.1 million in incremental for Q2 gross margin for Q2 gross margin for Q2 Second quarter 2021 earnings per share from continuing operations was $0.78, an increase of $0.14 or 21.9% compared to $0.64 for the second quarter of 2020. Year-to-date 2021 earnings per share from continuing operations was $2.75, an increase of $0.34 or 14.1% compared to $2.41 for year-to-date 2020. Hurricane Michael Reduction in $1.5 million Margin from Aspire Energy regulatory proceeding of expenses associated added $0.7 million gross resulted in $3.1 million with COVID-19 pandemic margin for Q2 in gross margin for Q2 for Q2 4

Financial Summary For the quarters and six months ended June 30, 2021 and 2020 Second Quarter Year-to-Date (in thousands except per share data) 2021 2020 2021 2020 Total Gross Margin $ 84,381 $ 74,090 $ 201,271 $ 173,911 Operating Income $ 22,578 $ 17,977 $ 74,175 $ 60,111 Other Income, Net 1,456 (279) 1,841 3,039 Interest Charges (5,054) (5,054) (10,159) (10,868) Pre-tax Income 18,980 12,644 65,857 52,282 Income Taxes (5,165) (1,983) (17,570) (12,580) Net Income from Continued Ops 13,815 10,661 48,287 39,702 Income (Loss) Discontinued Ops (2) 295 (8) 184 Net Income $ 13,813 $ 10,956 $ 48,279 $ 39, 886 Diluted EPS from Continued Ops $0.78 $0.64 $2.75 $2.41 Diluted EPS $0.78 $0.66 $2.75 $2.42 Strong Performance driven by over $27 million in additional gross margin for the first half of 2021. The year-to-date timing impact of Hurricane Michael impact will reverse in the third quarter as the regulatory proceeding was finalized in the third quarter of 2020 and the year-to-date impact was reflected in the third quarter. 5 5Financial Summary For the quarters and six months ended June 30, 2021 and 2020 Second Quarter Year-to-Date (in thousands except per share data) 2021 2020 2021 2020 Total Gross Margin $ 84,381 $ 74,090 $ 201,271 $ 173,911 Operating Income $ 22,578 $ 17,977 $ 74,175 $ 60,111 Other Income, Net 1,456 (279) 1,841 3,039 Interest Charges (5,054) (5,054) (10,159) (10,868) Pre-tax Income 18,980 12,644 65,857 52,282 Income Taxes (5,165) (1,983) (17,570) (12,580) Net Income from Continued Ops 13,815 10,661 48,287 39,702 Income (Loss) Discontinued Ops (2) 295 (8) 184 Net Income $ 13,813 $ 10,956 $ 48,279 $ 39, 886 Diluted EPS from Continued Ops $0.78 $0.64 $2.75 $2.41 Diluted EPS $0.78 $0.66 $2.75 $2.42 Strong Performance driven by over $27 million in additional gross margin for the first half of 2021. The year-to-date timing impact of Hurricane Michael impact will reverse in the third quarter as the regulatory proceeding was finalized in the third quarter of 2020 and the year-to-date impact was reflected in the third quarter. 5 5

Financial Summary Second Quarter Operating Results for 2021 and 2020 Chesapeake Utilities is committed to Gross Margin Growth through efficient operations. • Gross Margin increased $10.3M or 13.9% compared to Q2 2020 ü 16.3% Growth in Regulated ü 5.4% Growth in Unregulated • Operating income increased 25.6%, driven by operating income growth for the Regulated Energy Segment of 26.7%. • For the Unregulated Energy Segment, revenue and earnings are typically greater during the first and fourth quarters, when consumption of energy is highest due to colder temperatures. 6Financial Summary Second Quarter Operating Results for 2021 and 2020 Chesapeake Utilities is committed to Gross Margin Growth through efficient operations. • Gross Margin increased $10.3M or 13.9% compared to Q2 2020 ü 16.3% Growth in Regulated ü 5.4% Growth in Unregulated • Operating income increased 25.6%, driven by operating income growth for the Regulated Energy Segment of 26.7%. • For the Unregulated Energy Segment, revenue and earnings are typically greater during the first and fourth quarters, when consumption of energy is highest due to colder temperatures. 6

Key Drivers of Our Performance Quarter Ended June 30, 2021 Earnings per share drivers Pre-tax Income EPS after-tax • Gross Margin $10.5M $0.44 • COVID-19 $ 1.5M $0.06 • Other/Interest $ 0..1M $0.01 • Unusual Items $ 2.0M ($0.02) • Depreciation and Amortization ($ 1.5M) ($0.06) • Operating expenses ($ 6.3M) ($0.25) • Stock Issuances --- ($0.04) Total $6.3M $0.14 Expense and Gross Margin Increases Other Impacts $0.44 $(0.02) $(0.06) $(0.04) $(0.09) $0.13 $0.08 $0.02 $0.04 $(0.05) $(0.04) $0.06 $0.09 $0.05 $0.03 $(0.07) $0.01 7 Per Share After-TaxKey Drivers of Our Performance Quarter Ended June 30, 2021 Earnings per share drivers Pre-tax Income EPS after-tax • Gross Margin $10.5M $0.44 • COVID-19 $ 1.5M $0.06 • Other/Interest $ 0..1M $0.01 • Unusual Items $ 2.0M ($0.02) • Depreciation and Amortization ($ 1.5M) ($0.06) • Operating expenses ($ 6.3M) ($0.25) • Stock Issuances --- ($0.04) Total $6.3M $0.14 Expense and Gross Margin Increases Other Impacts $0.44 $(0.02) $(0.06) $(0.04) $(0.09) $0.13 $0.08 $0.02 $0.04 $(0.05) $(0.04) $0.06 $0.09 $0.05 $0.03 $(0.07) $0.01 7 Per Share After-Tax

Key Drivers of Our Performance Year-to-Date Ended June 30, 2021 Earnings per share drivers Pre-tax IncomeEPS after-tax • Gross Margin $26.5M $1.12 • COVID-19 Expenses $ 1.9M $0.08 • Other $ 1.7M $0.08 • Unusual Items ($ 0.6M) ($0.13) • Depreciation and Amortization ($ 3.2M) ($0.13) • Operating expenses ($12.7M) ($0.53) • Stock Issuances --- ($0.15) Total $13.6M $0.34 $1.12 Expense and Gross Margin Increases Other Impacts $0.32 $0.22 $0.07 $0.24 $0.04 $(0.13) $(0.15) $0.03 $0.08 $0.12 $(0.08) $(0.14) $0.08 $0.05 $0.03 $(0.15) $(0.13) $(0.02) $(0.14) 8 Per Share After-TaxKey Drivers of Our Performance Year-to-Date Ended June 30, 2021 Earnings per share drivers Pre-tax IncomeEPS after-tax • Gross Margin $26.5M $1.12 • COVID-19 Expenses $ 1.9M $0.08 • Other $ 1.7M $0.08 • Unusual Items ($ 0.6M) ($0.13) • Depreciation and Amortization ($ 3.2M) ($0.13) • Operating expenses ($12.7M) ($0.53) • Stock Issuances --- ($0.15) Total $13.6M $0.34 $1.12 Expense and Gross Margin Increases Other Impacts $0.32 $0.22 $0.07 $0.24 $0.04 $(0.13) $(0.15) $0.03 $0.08 $0.12 $(0.08) $(0.14) $0.08 $0.05 $0.03 $(0.15) $(0.13) $(0.02) $(0.14) 8 Per Share After-Tax

CHESAPEAKE UTILITIES CORPORATION

Capital Expenditures Forecast

Still on Track with 2021 Initial Guidance

(dollars in thousands)	Forecast 2021 Low		Forecast 2021 High	
Regulated Energy:				
Natural gas distribution	$	79,000	$	85,000
Natural gas transmission		55,000		60,000
Electric distribution		9,000		13,000
Total Regulated Energy		143,000		158,000
		82%		79%
Unregulated Energy:				
Propane distribution		9,000		12,000
Energy transmission		14,000		15,000
Other unregulated energy		8,000		12,000
Total Unregulated Energy		31,000		39,000
Other:				
Corporate and other businesses		1,000		3,000
Total Capital Expenditures	$	175,000	$	200,000



Del-Mar Energy Pathway Project Somerset County, MD Expansion (Currently Underway)

Year-to-date 2021 Capital expenditures were $107.8 million

2021 Key Projects:

- *Del-Mar Energy Pathway*
- *Florida's Western Palm Beach County Expansion*
- *Florida GRIP*
- *Natural gas distribution and transmission system expansions including several newly announced projects*
- *Natural gas and electric system infrastructure improvement activities*
- *Marlin Gas Services' CNG transport growth and expansion into RNG and LNG transport*
- *Newly announced pipeline expansion projects*

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Capital Structure Overview Strong Balance Sheet to Support Growth 06/30/21 12/31/2020 Long-Term Debt Stockholders‘ equity $ 741,564 $ 697,085 Avg. Interest Long-term debt, net of current maturities 498,450 508,499 Rate - 3.61% Total permanent capitalization $ 1,240,014 $ 1,205,584 Short-Term Debt Current portion of long-term debt 13,600 13,600 Avg. Interest Short-term debt 169,294 175,644 Rate - 1.11% Total capitalization and short-term financing $ 1,422,908 $ 1,394,828 Equity to Permanent Capital 59.8% 57.8% Within Equity to Total Capitalization 52.1% 50.0% our target equity range New Long-Term Debt Issuance $ - $ 90,000 Net New Equity Issuance $ 9,089 $ 89,700 • Stockholders’ Equity increased $44.5 million during the first half of 2021 primarily driven by: • Strong Net Income drives Retained Earnings increase $32 million • Dividend Reinvestment and Stock Compensation Plans increased $9.1 million • Other Comprehensive Income $3.4 million 10Capital Structure Overview Strong Balance Sheet to Support Growth 06/30/21 12/31/2020 Long-Term Debt Stockholders‘ equity $ 741,564 $ 697,085 Avg. Interest Long-term debt, net of current maturities 498,450 508,499 Rate - 3.61% Total permanent capitalization $ 1,240,014 $ 1,205,584 Short-Term Debt Current portion of long-term debt 13,600 13,600 Avg. Interest Short-term debt 169,294 175,644 Rate - 1.11% Total capitalization and short-term financing $ 1,422,908 $ 1,394,828 Equity to Permanent Capital 59.8% 57.8% Within Equity to Total Capitalization 52.1% 50.0% our target equity range New Long-Term Debt Issuance $ - $ 90,000 Net New Equity Issuance $ 9,089 $ 89,700 • Stockholders’ Equity increased $44.5 million during the first half of 2021 primarily driven by: • Strong Net Income drives Retained Earnings increase $32 million • Dividend Reinvestment and Stock Compensation Plans increased $9.1 million • Other Comprehensive Income $3.4 million 10

Our Platforms for Growth Organic Growth Optimize the earnings potential in our existing businesses through organic growth and business transformation. Gas Transmission Pursue intrastate and interstate gas transmission projects in selected markets. Propane Expand the propane wholesale, retail and AutoGas businesses in the Mid- Atlantic and Southeast, including through new acquisitions. Marlin Gas Services Expand Marlin virtual pipeline and product transport business (CNG, LNG, RNG, 2 Hydrogen, CO ). Sustainable Investments • Renewable Natural Gas from waste sources • CNG/RNG vehicle fuels • Combined Heat and Power Projects • Renewable power generation associated with RNG • Hydrogen transportation We see a long runway ahead for continued growth in our core natural gas, propane and electric delivery businesses. Our attention is focused on lowering carbon emissions in our internal operations, and working with our contractors, suppliers and customers to reduce their carbon impacts. 11 There is great opportunity for us to build a solid portfolio of sustainable energy investments.

Major Initiatives DELMARVA AND FLORIDA COMMUNITY GAS DISTRIBUTION SYSTEM ORGANIC GROWTH AND SYSTEM CONVERSIONS IMPROVEMENT PROJECTS PIPELINE EXPANSIONS CUSTOMER GROWTH, AUTOGAS, ACQUISITIONS RNG COLLABORATIONS SAFETY TOWN INFRASTRUCTURE STATE OF THE ART MARLIN INVESTMENT TRAINING CENTER TRANSPORT (VIRTUAL PIPELINE) 12Major Initiatives DELMARVA AND FLORIDA COMMUNITY GAS DISTRIBUTION SYSTEM ORGANIC GROWTH AND SYSTEM CONVERSIONS IMPROVEMENT PROJECTS PIPELINE EXPANSIONS CUSTOMER GROWTH, AUTOGAS, ACQUISITIONS RNG COLLABORATIONS SAFETY TOWN INFRASTRUCTURE STATE OF THE ART MARLIN INVESTMENT TRAINING CENTER TRANSPORT (VIRTUAL PIPELINE) 12

Major Projects and Initiatives Margin Contribution Gross Margin for the Period Three Months Ended Six Months Ended Year Ended Estimate for June 30, June 30, December 31, Fiscal in thousands 2021 2020 2021 2020 2020 2021 2022 Pipeline Expansions: Western Palm Beach County, Florida $ 1,172 $ 967 $ 2,340 $ 1,968 $ 4,167 $ 4,811 $ 5,227 Expansion Del-Mar Energy Pathway 921 452 1,805 641 2,462 4,134 6,708 Callahan Intrastate Pipeline 2,121 536 4,239 536 3,851 7,564 7,598 Guernsey Power Station 47 - 94 - - 514 1,486 Winter Haven Expansion - - - - - - 426 Beachside Pipeline Expansion - - - - - - - New Total Pipeline Expansions 4,261 1,955 8,478 3,145 10,480 17,023 21,445 CNG Transportation 1,708 2,107 3,785 3,454 7,231 7,900 8,500 Renewable Natural Gas ( RNG ) Transportation - - - - - 150 1,000 Acquisitions: Elkton Gas 746 - 2,058 - 1,344 3,992 4,113 Western Natural Gas 389 - 939 - 389 2,066 2,251 Escambia M eter Station - - - 1,000 83 83 583 New Total Acquisitions - - 1,733 7,364 1,218 3,080 6,641 Regulatory Initiatives: Florida GRIP 4,181 3,609 8,236 7,305 15,178 16,848 17,882 Hurricane M ichael regulatory proceeding 3,145 - 5,720 - 10,864 11,014 11,014 Capital Cost Surcharge Programs 120 128 257 261 523 1,186 1,985 Elkton STRIDE Plan - - 299 - - 45 New Total Regulatory Initiatives 3,737 7,566 26,565 31,180 7,446 14,213 29,093 Total $ 14,633 $ 7,799 $ 29,556 $ 14,165 $ 46,009 $ 60,807 $ 69,489 $8,336 Increases (000’s) $14,132 $7,508 2022 Total 2021 Increases (000’s) $8,682 $23,480 $14,798 13Major Projects and Initiatives Margin Contribution Gross Margin for the Period Three Months Ended Six Months Ended Year Ended Estimate for June 30, June 30, December 31, Fiscal in thousands 2021 2020 2021 2020 2020 2021 2022 Pipeline Expansions: Western Palm Beach County, Florida $ 1,172 $ 967 $ 2,340 $ 1,968 $ 4,167 $ 4,811 $ 5,227 Expansion Del-Mar Energy Pathway 921 452 1,805 641 2,462 4,134 6,708 Callahan Intrastate Pipeline 2,121 536 4,239 536 3,851 7,564 7,598 Guernsey Power Station 47 - 94 - - 514 1,486 Winter Haven Expansion - - - - - - 426 Beachside Pipeline Expansion - - - - - - - New Total Pipeline Expansions 4,261 1,955 8,478 3,145 10,480 17,023 21,445 CNG Transportation 1,708 2,107 3,785 3,454 7,231 7,900 8,500 Renewable Natural Gas ( RNG ) Transportation - - - - - 150 1,000 Acquisitions: Elkton Gas 746 - 2,058 - 1,344 3,992 4,113 Western Natural Gas 389 - 939 - 389 2,066 2,251 Escambia M eter Station - - - 1,000 83 83 583 New Total Acquisitions - - 1,733 7,364 1,218 3,080 6,641 Regulatory Initiatives: Florida GRIP 4,181 3,609 8,236 7,305 15,178 16,848 17,882 Hurricane M ichael regulatory proceeding 3,145 - 5,720 - 10,864 11,014 11,014 Capital Cost Surcharge Programs 120 128 257 261 523 1,186 1,985 Elkton STRIDE Plan - - 299 - - 45 New Total Regulatory Initiatives 3,737 7,566 26,565 31,180 7,446 14,213 29,093 Total $ 14,633 $ 7,799 $ 29,556 $ 14,165 $ 46,009 $ 60,807 $ 69,489 $8,336 Increases (000’s) $14,132 $7,508 2022 Total 2021 Increases (000’s) $8,682 $23,480 $14,798 13

Key Expansion Projects
Pipeline Growth and Margin Contribution

	Project	Capital Investment	Fully In-Service	Annual Gross Margin Estimate
	West Palm Beach County	$28.9 million	2021 Fourth Quarter	$5.2 million
	Del-Mar Energy Pathway (incl. distribution capital investment and margin)	$63.4 million	2021 Fourth Quarter	$6.7 million
	Callahan Pipeline (JV)	$33.5 million CPK 50%	2020 Second Quarter	$7.6 million
	Guernsey Power Station	$6.5 million	2021 Fourth Quarter	$1.5 million
New	Winter Haven Expansion	$3.5 million	2022 Beginning First Quarter	$0.4 million
New	Beachside Pipeline Extension	$16.7 million	2023 Beginning First Quarter	$2.5 million

Total Pipeline Project Investments of $152.5 million generates incremental gross margin of $23.9 million, including distribution margin currently identified with the project.

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Winter Haven Expansion New Polk County • Peninsula Pipeline will provide Chesapeake Utilities’ Central Florida Gas ( CFG ) with incremental firm service in the Winter Haven, Florida, area. • CFG is also extending its distribution system to connect to the new station. • Additional gross margin of $0.4 million beginning in 2022 and beyond. FGT CFG New Expansion 15Winter Haven Expansion New Polk County • Peninsula Pipeline will provide Chesapeake Utilities’ Central Florida Gas ( CFG ) with incremental firm service in the Winter Haven, Florida, area. • CFG is also extending its distribution system to connect to the new station. • Additional gross margin of $0.4 million beginning in 2022 and beyond. FGT CFG New Expansion 15

Beachside Pipeline Extension New • Peninsula Pipeline to provide incremental firm service in Indian River County, Florida, to support Florida City Gas’ growth along the Indian River Shore barrier island. • Pipeline from the Sebastian, Florida, area east under the Intercoastal Waterway and southward on the barrier island. • Estimated capital $16.7 million. • Projected additional annual gross margin of $2.5 million in 2023 and beyond. 16Beachside Pipeline Extension New • Peninsula Pipeline to provide incremental firm service in Indian River County, Florida, to support Florida City Gas’ growth along the Indian River Shore barrier island. • Pipeline from the Sebastian, Florida, area east under the Intercoastal Waterway and southward on the barrier island. • Estimated capital $16.7 million. • Projected additional annual gross margin of $2.5 million in 2023 and beyond. 16

Escambia Meter Station New • Peninsula Pipeline purchased the Escambia Meter Station from Florida Power and Light Company and also entered into a Transportation Service Agreement to provide up to 530,000 dts/d of firm service from an interconnect with Florida Gas Transmission to Florida Power & Light’s Crist Lateral pipeline. • Provides $0.1 million in additional gross margin in the second quarter of 2021; estimated gross margin of approximately $0.6 million in 2021, growing to $1.0 million in 2022. 17

Active Renewable Natural Gas (RNG) Projects Noble Road Landfill project where Aspire Energy will construct a 17.5 mile pipeline to inject RNG developed at the landfill for distribution to its end use customers. BioEnergy Devco and CleanBay renewable natural gas source created from the organic waste transported by Marlin Gas Services to Eastern Shore Natural Gas, and ultimately distributed to CPK’s natural gas customers. The projects are under development and the timing of RNG availability is dependent on the construction schedule of each project. CNG filling station at the Port of Savannah in conjunction with Southern Company Gas. We are utilizing the existing Southern CNG tariff where they will build the physical station and we lease and operate it. The facility is designed to serve local CNG fleets as well as renewable natural gas (RNG) fueled vehicles. 18Active Renewable Natural Gas (RNG) Projects Noble Road Landfill project where Aspire Energy will construct a 17.5 mile pipeline to inject RNG developed at the landfill for distribution to its end use customers. BioEnergy Devco and CleanBay renewable natural gas source created from the organic waste transported by Marlin Gas Services to Eastern Shore Natural Gas, and ultimately distributed to CPK’s natural gas customers. The projects are under development and the timing of RNG availability is dependent on the construction schedule of each project. CNG filling station at the Port of Savannah in conjunction with Southern Company Gas. We are utilizing the existing Southern CNG tariff where they will build the physical station and we lease and operate it. The facility is designed to serve local CNG fleets as well as renewable natural gas (RNG) fueled vehicles. 18

Recent State Level Governmental Affairs Activities

Florida Activity

Energy Preemption Bill

- Filed by the Florida Natural Gas Association (FNGA).
- Has cleared both chambers and was signed by the Governor in June 2021.
- Restricts local governments from limiting energy choice for consumers.
- Retroactive implementation.

Renewable Energy Bill

- Filed by Chesapeake Utilities.
- Has cleared both chambers and was signed by the Governor in June 2021.
- Defines Biogas, Renewable Natural Gas (RNG).
- Amends the definition of Renewable Energy to include RNG as a source.
- Provides for RNGs use in transportation, electric generation, and injection into gas distribution systems.
- Authorizes the PSC to approve cost recovery for RNG contracts that exceed market rates under certain conditions.

Ohio Energy Preemption Bill

- Ohio HB 201
- State Energy preemption legislation to prevent towns and municipals from banning natural gas passed the Ohio House in a 64-32 favorable vote
- The bill is now in the Ohio Senate Energy & Public Utilities Committee awaiting a hearing.

We continue to monitor other states' activities in regards to energy preemption and renewable energy opportunities.

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Regulatory Initiatives Florida GRIP • Natural gas pipe replacement program approved by the Florida PSC. • Since inception in August 2012, invested $178.9 million of capital expenditures to replace 333 miles of qualifying distribution mains, including $13.0 million of new pipes during the first six months of 2021. • Annual gross margin of approximately $16.8 million in 2021, and $17.9 million in 2022. Hurricane Michael Settlement • The settlement agreement allowed FPU to: (a) refund the over-collection of interim rates through the fuel clause; (b) record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years; (c) recover these storm costs through a surcharge for a total of $7.7 million annually; (d) collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant Capital Cost Surcharge Programs • Eastern Shore recovery mechanism for capital costs associated with mandated highway or railroad relocation projects that required the replacement of existing Eastern Shore facilities. • Estimated gross margin of approximately $1.2 million in 2021 and $2.0 million in 2022 from relocation projects, 20Regulatory Initiatives Florida GRIP • Natural gas pipe replacement program approved by the Florida PSC. • Since inception in August 2012, invested $178.9 million of capital expenditures to replace 333 miles of qualifying distribution mains, including $13.0 million of new pipes during the first six months of 2021. • Annual gross margin of approximately $16.8 million in 2021, and $17.9 million in 2022. Hurricane Michael Settlement • The settlement agreement allowed FPU to: (a) refund the over-collection of interim rates through the fuel clause; (b) record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years; (c) recover these storm costs through a surcharge for a total of $7.7 million annually; (d) collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant Capital Cost Surcharge Programs • Eastern Shore recovery mechanism for capital costs associated with mandated highway or railroad relocation projects that required the replacement of existing Eastern Shore facilities. • Estimated gross margin of approximately $1.2 million in 2021 and $2.0 million in 2022 from relocation projects, 20

Regulatory Initiatives (cont.)  Elkton Gas STRIDE Plan • Settlement reached with the Maryland PSC Staff and the Maryland Office of the Peoples Counsel. • Aldyl-A pipeline replacement program and to recover the costs of the plan in the form of a fixed charge rider through a proposed 5-year surcharge. • Expected to go into service in the third quarter of 2021 and generate less than $0.1 million of margin for the remainder of the year, $0.3 million in 2022, and $0.4 million annually thereafter. COVID-19 Regulatory Proceeding • Florida regulated business units reached a settlement with the Office of Public Counsel in June 2021. • Allows the Florida regulated business units to establish a regulatory asset of $2.1 million. • Amortize the amount over two years beginning January 1, 2022 and recover the regulatory asset through the Purchased Gas Adjustment and Swing Service mechanisms for the natural gas business units and through the Fuel Purchased Power Cost Recovery clause for the electric division. • Annual additional gross margin of $1.0 million that will be offset by a corresponding amortization of regulatory asset expense for both 2022 and 2023 21Regulatory Initiatives (cont.) Elkton Gas STRIDE Plan • Settlement reached with the Maryland PSC Staff and the Maryland Office of the Peoples Counsel. • Aldyl-A pipeline replacement program and to recover the costs of the plan in the form of a fixed charge rider through a proposed 5-year surcharge. • Expected to go into service in the third quarter of 2021 and generate less than $0.1 million of margin for the remainder of the year, $0.3 million in 2022, and $0.4 million annually thereafter. COVID-19 Regulatory Proceeding • Florida regulated business units reached a settlement with the Office of Public Counsel in June 2021. • Allows the Florida regulated business units to establish a regulatory asset of $2.1 million. • Amortize the amount over two years beginning January 1, 2022 and recover the regulatory asset through the Purchased Gas Adjustment and Swing Service mechanisms for the natural gas business units and through the Fuel Purchased Power Cost Recovery clause for the electric division. • Annual additional gross margin of $1.0 million that will be offset by a corresponding amortization of regulatory asset expense for both 2022 and 2023 21

ESG Stewardship • We take seriously our responsibility to be a good, trusted and ethical corporate citizen, and doing all we can to contribute, through investment, charitable contributions and volunteerism, to greater sustainability, environmental benefits and societal advancement. • For more than 160 years, we have delivered affordable and sustainable energy solutions that respond timely to the evolving needs of our customers and the communities we serve. • We take positive and informed steps to continue our tradition of reducing our direct methane emissions, while at the same time helping our customers and communities to reduce their emissions. • We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. • Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. • We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. • Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award winning corporate governance practices, all of which contribute to our strong financial performance. 22ESG Stewardship • We take seriously our responsibility to be a good, trusted and ethical corporate citizen, and doing all we can to contribute, through investment, charitable contributions and volunteerism, to greater sustainability, environmental benefits and societal advancement. • For more than 160 years, we have delivered affordable and sustainable energy solutions that respond timely to the evolving needs of our customers and the communities we serve. • We take positive and informed steps to continue our tradition of reducing our direct methane emissions, while at the same time helping our customers and communities to reduce their emissions. • We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. • Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. • We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. • Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award winning corporate governance practices, all of which contribute to our strong financial performance. 22

ESG Stewardship Together, the Chesapeake Utilities Team PROUDLY DELIVERS UNINTERRUPTED ENERGY SERVICES TO OUR CUSTOMERS • We have an unwavering focus on advancing initiatives that are consistent with our long-history of growth, upper-quartile performance, and the reduction of greenhouse gas emissions. • Our inaugural Corporate Responsibility and Sustainability Report will be made available during 2021, providing additional information and insights on our long-standing ESG stewardship. • We are continuing to strengthen our safety culture. • We are accelerating a business transformation process to address the organizational and technology enhancements that will support our continued responsible growth. Juneteenth Employee Mentoring Americans with LGBTQIA+ Celebrating The Civil Rights Independence Walking Program Disabilities Act History – PRIDE Month Act of 1964 Day Challenge Marks National Coming Anniversary Out Day 23ESG Stewardship Together, the Chesapeake Utilities Team PROUDLY DELIVERS UNINTERRUPTED ENERGY SERVICES TO OUR CUSTOMERS • We have an unwavering focus on advancing initiatives that are consistent with our long-history of growth, upper-quartile performance, and the reduction of greenhouse gas emissions. • Our inaugural Corporate Responsibility and Sustainability Report will be made available during 2021, providing additional information and insights on our long-standing ESG stewardship. • We are continuing to strengthen our safety culture. • We are accelerating a business transformation process to address the organizational and technology enhancements that will support our continued responsible growth. Juneteenth Employee Mentoring Americans with LGBTQIA+ Celebrating The Civil Rights Independence Walking Program Disabilities Act History – PRIDE Month Act of 1964 Day Challenge Marks National Coming Anniversary Out Day 23

Return on Equity Performance ROE 14.00% 12.7% 12.6% CPK 12.2% 12.2% 12.1% 12.0% 11.8% 11.7% 11.7% 11.6% 12.00% 11.3% 11.3% 11.3% 11.2% 11.0% 11.0% th * 10-Year Peer 75 Percentile – 10.09% 10.00% * 10-Year Peer Median – 8.59% 8.00% 6.00% CPK’s ROE Performance Driven by Customer Growth, Expansions, 4.00% Acquisitions and Unregulated Segments 2.00% 0.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 24Return on Equity Performance ROE 14.00% 12.7% 12.6% CPK 12.2% 12.2% 12.1% 12.0% 11.8% 11.7% 11.7% 11.6% 12.00% 11.3% 11.3% 11.3% 11.2% 11.0% 11.0% th * 10-Year Peer 75 Percentile – 10.09% 10.00% * 10-Year Peer Median – 8.59% 8.00% 6.00% CPK’s ROE Performance Driven by Customer Growth, Expansions, 4.00% Acquisitions and Unregulated Segments 2.00% 0.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 24

Capital Investment Guidance Continued Record Investment in Our Business Growth $1,000,000 Total $900,000 $1 billion Dollars in Thousands $250 million $800,000 Unless Otherwise Noted Reach $1 billion $700,000 Total $600,000 $750 million $500,000 Reach $750 million $400,000 $562.5 $677,722 million $300,000 $175,000 from 2021 to $200,000 Mid-point $200,000 Mid-Point $187.5 Million $175,000 $100,000 $0 2018-2020 Budget 2021 Target 2022-2025 Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion. *2021 Capital Forecast range of $175 million to $200 million We will continue to update this forecast as we move through the year. 25 Capital Expenditures in thousandsCapital Investment Guidance Continued Record Investment in Our Business Growth $1,000,000 Total $900,000 $1 billion Dollars in Thousands $250 million $800,000 Unless Otherwise Noted Reach $1 billion $700,000 Total $600,000 $750 million $500,000 Reach $750 million $400,000 $562.5 $677,722 million $300,000 $175,000 from 2021 to $200,000 Mid-point $200,000 Mid-Point $187.5 Million $175,000 $100,000 $0 2018-2020 Budget 2021 Target 2022-2025 Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion. *2021 Capital Forecast range of $175 million to $200 million We will continue to update this forecast as we move through the year. 25 Capital Expenditures in thousands

Diluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2025-- ---2022-- *2017 Adjusted for TCJA Impact Analyst Estimates – May 2021 26 Diluted Earnings per Share from Continuing Operations CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High RangeDiluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2025-- ---2022-- *2017 Adjusted for TCJA Impact Analyst Estimates – May 2021 26 Diluted Earnings per Share from Continuing Operations CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High Range

Investment Proposition
Committed to Superior Performance

We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value.

- **Capitalizing on new organic growth and operational efficiencies**
- **Investing in pipeline systems that provide natural gas service to downstream customers**
- **Identifying propane opportunities to access new markets with significant growth potential**
- **Pursuing virtual pipeline opportunities given Marlin capabilities (CNG, LNG, RNG)**
- **Expanding our RNG footprint through multiple channels throughout our service areas**
- **Investing in our diverse talented team**
- **Engaging with communities where we work and live**
- **Driving brand excellence through safety awards, top workplace, employee engagement and community service**

Strong Foundation for Growth:

- Track Record
- Energized Team
- Financial Discipline
- Platforms for Growth

Financial Objectives in Support of Increased Shareholder Value:

- Investing $750 million to $1 billion through 2025
- Targeting 2025 EPS $6.05 to $6.25
- Seeking 11.0% or higher consolidated return on equity
- Pursuing dividend growth supported by earnings growth
- Maintaining a strong balance sheet

Average Annualized Shareholder Return
For Periods Ending July 31, 2021

1 Year	3 Year	5 Year	10 Year	20 Year
50%	16%	16%	20%	16%

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